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Exhibit 10.1

                                STOCK OPTION PLAN
                          AVIATION HOLDINGS GROUP, INC.

         Aviation Holdings Group, Inc., a Delaware corporation (the "Company") sets forth herein the terms of this Stock Option Plan, which is an amendment and restatement of the Stock Option Plan of Jet Aviation Trading, Inc. (now known as Aviation Holdings, International).
         WHEREAS, Jet Aviation Trading, Inc., the predecessor to Aviation Holdings, International adopted a stock option plan for its officers, other key employees and outside directors; and
         WHEREAS,   Jet  Aviation   Trading,   Inc.   and   Aviation   Holdings,
International completed a transaction pursuant to which Aviation Holdings, International was the surviving entity and became employer of the officers and other key employees covered by the Plan; and
         WHEREAS, Aviation Holdings Group, Inc. owns 92% of the capital interests in Aviation Holdings, International and, as such, it has been agreed that Aviation Holdings Group, Inc.'s shall sponsor and maintain this Stock Option Plan; and
         WHEREAS, it was determined that the Jet Aviation Trading, Inc. Stock Option Plan be amended and restated for these purposes with regard to future grants and with regard to substituting stock of Aviation Holdings Group, Inc. for that of Jet Aviation Trading, Inc. pursuant to Section 18 of the Plan for option grants prior to the date hereof.
         NOW, THEREFORE, the Aviation Holding Group, Inc. Stock Option Plan (the "Plan") reads as follows:
         1.       PURPOSE
         The Plan is intended to advance the interests of the Company and its Affiliates by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Company, which will thereby create a stronger incentive to expend maximum effort for the growth and success of the Company and its Affiliates, and will encourage such eligible individuals to remain in the employ or service of the Company or that of one or more of its Affiliates. Affiliates shall mean each entity that, along with the Company, is a controlled group or under common control, determined under Section 414 of the Code and specifically includes Aviation Holdings, International. Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or the corresponding provision of any subsequently-enacted tax statute, except (i) to the extent that any such Option would exceed the limitations set forth in Section 7 below; (ii) for Options specifically designated at the time of grant as not being "incentive stock options", or as being "non-qualified stock options"; and (iii) for Options granted to consultants or to members of the board of directors of the Company who are not also officers or other employees of the Company, an Affiliate, or any "subsidiary corporation" (a "Subsidiary") thereof within the meaning of
Section 424(f) of the Code or to directors of any Subsidiary who are not officers or other salaried employees of the company (a "Subsidiary Director"). If any Options granted hereunder shall, for any reason, fail to qualify as an Incentive Stock Option, they shall nevertheless be deemed options issued by the Company pursuant to the Plan and for tax purposes shall be deemed "non-qualified stock options."

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         2.       ADMINISTRATION
                  a. Board. The plan shall be administered by the Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option or Option Agreement (as defined in
Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Company's Articles of Incorporation and By-Laws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.
                  b. Committee. The Board may appoint a Stock Option Committee (the "Committee"), which may be the compensation committee, consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any of its Affiliates, and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as an "outside director" under Section 162(m)(4)(C)(i) of the Code. The Committee shall be solely responsible for those actions and responsibilities which are required to be taken by outside directors to qualify for the exceptions under Code ss.162(m) and the regulations thereunder for performance-based compensation. The Board, in its sole discretion, may provide that the role of the committee shall be otherwise limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Articles of Incorporation of the Company, By-Laws of the Company and with applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Articles of Incorporation, ByLaws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.
                  c. No Liability. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder, and the Company shall indemnify and hold harmless any member of the Board or Committee from any and all damages, losses or claims, including reasonable attorneys fees, arising from their actions (or inactions) in connection with this Plan or its administration.
                  d. Delegation to the Committee. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.


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                  e. Action by the Board. The Board may act under the Plan with respect to any Option granted to or Option Agreement entered into with an officer, director or stockholder of the Company who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") other than by, or in accordance with the recommendations of, the Committee, constituted as set forth in Section 2(b) above, only if the Plan is otherwise administered in accordance with the provisions of Rule 16b-3 and if the provision of Code ss.162(m) are not applicable to such recommendations.
         3.       STOCK
         The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, par value $.001 per share, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. Shares of stock of Jet Aviation Trading, Inc. underlying options granted under the Plan prior to its amendment and restatement shall be substituted with shares of stock of the Company, determined on a one for one conversion basis. The number of shares of Stock that may be issued pursuant to Options and Stock Appreciation Rights granted under the Plan shall not exceed in the aggregate 750,000 shares. The foregoing numbers of shares are subject to adjustment as provided in Section 18 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan and such number of shares shall be restored to the number of shares available for issuance under Options granted.
         4.       ELIGIBILITY
                  a. Employees and Subsidiary Directors. Options may be granted under the Plan to any employee or consultant of the Company or any Subsidiary (including any such employee who is an officer or director of the Company or any Subsidiary), any Affiliate or to any Subsidiary Director as the Board or Committee shall determine and designate from time to time prior to the expiration or termination of the Plan.
                  b. Outside Directors. On the day of each annual meeting of the Stockholders of the Company, each director who is not then an employee of the Company or any of its Affiliates (an "Outside Director"), shall be granted an Option to purchase 5000 shares of Stock, in each case at the prime and upon the other terms and conditions specified in the Plan. In addition, subject to the availability of shares of Stock under the Plan, each person first elected to the Board as an Outside Director after the effective date of the Plan, shall be granted, as of the date such individual takes office, an Option to purchase 10,000 shares of Stock at the price and upon the terms and conditions specified in the Plan. Each Option granted to an Outside Director shall be granted at an Option Price equal to 100 percent of the fair market value of a share of Stock an the date of grant (determined under Section 9 below) and upon the other terms and conditions specified in the Plan. Except as provided in this Section 4(b), no Outside Director shall be eligible to be granted Options under this Plan.
                  c. Multiple Grants. An individual may hold more than one Option subject to such restrictions as are provided herein.
         5.       EFFECTIVE DATE AND TERMS OF THE PLAN
                  a. Effective Date. The Plan, as amended and restated, shall be effective and considered adopted as of March 1, 1999, subject to approval of the Plan within one year of such effective date by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon approval of the Plan by stockholders of the Company as set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Company had approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any Options granted hereunder shall be null and void and of no effect.


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                  b. Term. The Plan shall terminate on August 31, 2007.
         6.       GRANT OF OPTIONS
                  Subject to the terms and conditions of the Plan, the Board or Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board or Committee may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board or Committee may determine, including any terms or conditions which may be necessary to qualify such Option as an "incentive stock option" under Section 422 of the Code. The date on which the Board or Committee approves the grant of an Option (or such later date as is specified by the Board or Committee) shall be considered the date on which such Option is granted.

         7.       LIMITATION ON INCENTIVE STOCK OPTIONS
                  An Option (other than an Option described in exception (ii) or (iii) of Section 1) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value of Stock (determined at the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.
         8.       OPTION AGREEMENTS
                  All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms and containing such provisions as the Board or Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.
         9.       OPTION PRICE
                  The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board or Committee and stated in each Option Agreement, and shall be not less than 100 percent (or, in the case of an Option which does not or is not intended to qualify as an incentive stock option, not less than 50 percent) of the fair market value of a share of Stock on the date the Option is granted (as determined in good faith by the Board or Committee); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by


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reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the fair market value of a share of Stock determined as of the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the Nasdaq National Market System, or is publicly traded on an established securities market, in determining the fair market value of the Stock, the Board or Committee shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date the Option is granted (or, if there is no such closing price, then the Board or Committee shall use the mean between the high and low prices on such date or if unavailable the mean between the high and low bid prices on such date), or, if no sale (or bid) of the Stock had been made on such day, on the next preceding day on which any such sale (or bid) shall have been made.
         10.      TERM AND EXERCISE OF OPTION
                  a. Term. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or, with respect to Options granted to persons other than Outside Directors, on such date prior thereto as may be fixed by the Board or Committee and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option, shall in no event be exercisable after the expiration of five years from the date it is granted.
                  b. Option Period and Limitations on Exercise. Each Option granted to persons other than Outside Directors under the Plan shall be exercisable in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board or Committee shall determine and as set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board or Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board or Committee, in its sole discretion, at any time and from time to time after the date of such Option, so as to accelerate that time at which the Option may be exercised. Subject to Section 10(a), each Option granted to Outside Directors shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on the date of grant and ending upon the expiration of the Option as set forth in the Option Agreement. Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the amended and restated Plan is approved by the stockholders of the Company, as provided in Section 5 above.
                  c. Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Committee (or Board if no Committee is authorized), of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in

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whole or in part, at any time, shall be the lesser of 100 shares or the maximum number of shares available for purchase under the vested Option at the time of exercise. Except as provided in the next following sentence, payment in full of the Option Price of the shares for which the Option is being exercised shall accompany the written notice of exercise of the Option and shall be made either
(i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, including the shares of Stock subject to the Option being exercised, which shares shall be valued, for purposes of determining the extent to which the option price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii); provided, however, that the Board or Committee may in its discretion impose and set forth in the Option Agreement pertaining to an Option granted to persons other than Outside Directors such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Unless the Board or Committee shall provide otherwise, in the case of an Option Agreement relating to an Option granted to someone other than an Outside Director, payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes which the Company may, in its judgment, be required to withheld with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stork Option which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustments shall be made for dividends or other rights for which the record, date is prior to the date of such issuance.
         11.      TRANSFERABILITY OF OPTIONS
                  Unless set forth in the Option Agreement or Stock Appreciation Right Agreement at the time of grant, or at any time thereafter, no Option or Stock Appreciation Right shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution and during the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incompetency, the Optionee's guardian or legal representative) may exercise the Option.
         12.      STOCK APPRECIATION RIGHTS
                  The Board may, upon recommendation of the Committee, grant Stock Appreciation Rights to Optionees at the same time as such Optionees are awarded Options under the Plan. Such Stock Appreciation Rights shall be evidenced by agreements in such form as the Board shall from time to time approve. Such agreements shall comply with, and be subject to, the following terms and conditions:
                  a. Employment Agreement. The Board may, in its discretion, include in any Stock Appreciation Rights granted under the Plan a condition that the Optionee shall agree to remain in the employ of, and to render services to, the Company or any of its Affiliates for a period of time (specified in the agreement) from the date the Stock Appreciation Rights are granted. No such agreement shall impose upon the Company or any of its Affiliates, however, any obligation to employ the Optionee for any period of time.
                  b. Grant. Each Stock Appreciation Right shall relate to a specific Option under the Plan, and shall be awarded to an Optionee concurrently with the grant of such Option. The number of Stock Appreciation Rights granted to an Optionee shall be equal to the number of shares that the Optionee is entitled to receive pursuant to the related Option. The number of Stock Appreciation Rights held by an Optionee shall be reduced by:


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                  i. the number of Stock Appreciation Rights exercised for Stock or cash under the Stock Appreciation Rights agreement, and
                  ii. the number of shares of Stock purchased by such Optionee pursuant to the related Option.

            c. Manner of Exercise. An Optionee shall exercise Stock Appreciation Rights by giving written notice of such exercise to the Company. The date upon which such written notice is received by the Company shall be the exercise date for the Stock Appreciation Rights. The Stock Appreciation Rights may only be exercised when the fair market value of the Stock subject to an Option exceeds the exercise price of the Option.
            d. Appreciation Available. Each Stock Appreciation Right shall entitle an Optionee to the following amount of appreciation and no more - the excess of the fair market value of a share of Stock on the exercise date over the option price of the related Option. The total appreciation available to an Optionee from any exercise of Stock Appreciation Rights shall be equal to the number of Stock Appreciation Rights being exercised, multiplied by the amount of appreciation per Stock Appreciation Right determined under the preceding sentence.
            e. Payment of Appreciation. In the discretion of the Optionee, the total appreciation available to an Optionee from an exercise of Stock Appreciation Rights may be paid to the Optionee either in Stock or in cash. If paid in cash, the amount thereof shall be the amount of appreciation determined under Paragraph (d), above. If paid in Stock, the number of shares of Stock that shall be issued pursuant to the exercise of Stock Appreciation Rights shall be determined by dividing the amount of appreciation determined under Paragraph
(d), above, by the fair market value of a share of Stock on the exercise date of the Stock Appreciation Rights.
            f. Limitations Upon Exercise of Stock Appreciation Rights. An Optionee may exercise a Stock Appreciation Right for cash only in conjunction with the exercise of the Option to which the Stock Appreciation Right relates. Stock Appreciation Rights may be exercised only at such times and by such persons as may exercise Options under the Plan, Stock Appreciation Rights shall expire when the Option to which the Stock Appreciation Rights expires. Adjustment to the number of shares in the Plan and the price per share pursuant to Section 18 below shall also be made to any Stock Appreciation Rights held by each Optionee. Any termination, amendments or revision of the Plan pursuant to
Section 17 below shall be deemed a termination, amendment or revision of Stock Appreciation Rights to the same extent. A Stock Appreciation Right is transferable only when the underlying Option is transferable, and under the same conditions.
     13.    TERMINATION OF SERVICE OR EMPLOYMENT
            a. Employees and Subsidiary Directors. Upon the termination of the employment or service of an Optionee (other than an Outside Director) with the Company or an Affiliate, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option and Stock Appreciation Rights granted to an Optionee pursuant to the Plan shall terminate three months after the date of such termination of employment, unless earlier terminated pursuant to Section 10(a); provided, however, that the Board or Committee may provide, by inclusion of appropriate language in any Option Agreement, (which is not an Incentive Stock Option) or Stock Appreciation Rights Agreement that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of termination of service or employment of the Optionee with the Company or an Affiliate, exercise an, Option or Stock Appreciation Right, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option or Stock Appreciation Right pursuant to
Section 10(a) above, either, subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a leave of absence or leave on military or government service shall constitute a termination of service or employment for purposes of the Plan shall be determined by the Board or Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Company or an Affiliate shall not be deemed to occur if the Optionee is immediately thereafter employed with or in the service of the Company or any Affiliate.


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            b. Outside Directors. Except as provided in Section 13(c), any
Option and Stock Appreciation Right granted to an Outside Director shall terminate upon the expiration of three months after the termination of the Outside Director's service with the Company other than because of death or "permanent and total disability" as defined above, or, if earlier, upon the expiration of ten years after grant of the Option.
      14.   RIGHTS IN THE EVENT OF DEATH OR DISABILITY
            a. Death of an Employee or Subsidiary Director, If an Optionee (other than an Outside Director) dies while in the employ or service of the Company or an Affiliate or within the period following the termination of employment or service during which the Option and Stock Appreciation Right is exercisable under Section 13 above or 14(b) below, the executors, administrators, legatees or distributees, as the case may be, of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after the date of such Optionee's death and prior to termination of the Option and Stock Appreciation Right pursuant to Section 10(a) above, to exercise any Option or Stock Appreciation Right held by such Optionee at the date of such Optionee's death, whether or not such Option or Stock Appreciation Right was exercisable immediately prior to such Optionee's death; provided, however, that the Board or Committee may provide by inclusion of appropriate language in any Option Agreement or Stock Appreciation Rights Agreement that, in the event of the death of the Optionee, the executor, administrator, legatees or distributees, as the case may be, of such Optionee's estate may exercise an Option or Stock Appreciation Right (subject to the general limitations on exercise set forth in Section I 0(b) above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option or Stock Appreciation Right pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above.
            b. Disability of an Employee or Subsidiary Director. If an Optionee (other than an Outside Director) terminates employment or service with the Company or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after such termination of service or employment and prior to termination of the Option and Stock Appreciation Right pursuant to Section 10(a) above, to exercise, in whole or in part, any Option and Stock Appreciation Rights held by such Optionee at the date of such termination of service or employment, whether or not such Option was exercisable immediately prior to such termination of service or employment; provided, however, that the Board or Committee may provide, by inclusion of appropriate language in any Option Agreement, and Stock Appreciation Rights Agreement that the Optionee may, in the event of the termination of service or employment of the Optionee with the Company or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, and Stock Appreciation Right in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option and Stock Appreciation Right pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to
Section 10(b) above. Whether a termination of service or employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board or Committee, which determination shall be final and conclusive.

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            c. Death or Disability of an Outside Director. Any Option and Stock
Appreciation Right granted to an Outside Director shall remain exercisable for its remaining term in the event the Outside Director's termination of service is by reason of death or "permanent and total disability," as defined above, or, in the event of the Outside Director's death during the three-month period following the Outside Director's termination of service by reason other than death or permanent and total disability during which the Option was exercisable pursuant to Section 13(b) above.
       15.  USE OF PROCEEDS
            The proceeds received by the Company from the sale of Stock pursuant to Options and Stock Appreciation Rights granted under the Plan shall constitute general funds of the Company.
       16.  REQUIREMENTS OF LAW
            a. Violations of Law. The Company shall not be required to sell or issue any shares of Stock under any Option or Stock Appreciation Right if the sale or issuance of such any shares of Stock would constitute a violation by the individual exercising the Option or Stock Appreciation Right or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended) (the "Act"), upon exercise of any Option or Stock Appreciation Right unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option or Stock Appreciation Right, the Company shall not be required to sell or issue such shares unless the Board or Committee has received evidence satisfactory to it that the holder of such Option or Stock Appreciation Right may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board or Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or Stock Appreciation Right or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option or Stock Appreciation Right are registered or are subject to an available exemption from registration, the exercise of such Option or Stock Appreciation Right (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
                  b. Compliance with Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or Committee and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.


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
         17.      AMENDMENT AND TERMINATION OF THE PLAN
         The Board or Committee may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options or Stock Appreciation Rights have not been granted; provided, however, that no amendment by the Board or Committee shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting an the amendment, or by written consent, in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company, materially increase the benefits accruing to participants under the Plan, change the requirements as to eligibility to receive Options and Stock Appreciation Rights or increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options or Stock Appreciation Rights granted under the Plan (except as permitted under Section 18 hereof). Except as permitted under this Section 16, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option or Stock Appreciation Rights, alter or impair rights or obligations under any Option or Stock Appreciation Rights theretofore granted under the Plan.
         18.      EFFECT OF CHANGES IN CAPITALIZATION
                  a. Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increases or decreases in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares of Stock for the purchase of which Options and Stock Appreciation Rights may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares of Stock for which Options and Stock Appreciation Rights are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option and Stock Appreciation Rights immediately following such event shall, to the extent practicable, remain the same as immediately prior to such event. Any such adjustment in outstanding Options and Stock Appreciation Rights shall not change the aggregate Option Price payable with respect to shares of Stock subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.
                  b. Reorganization in Which the Company Is the Surviving Corporation. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option and Stock Appreciation Right theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or Stock Appreciation Right would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.
                  c. Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets of Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of stock of the


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

Company, the Plan and all Options and Stock Appreciation Rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options and Stock Appreciation Rights theretofore granted, or for the substitution for such Options and Stock Appreciation Rights of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options and Stock Appreciation Rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option and/or Stock Appreciation Right shall have the right immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board or Committee in its sole discretion shall determine and designate, to exercise such Option or Stock Appreciation Right in whole or in part, whether or not such Option or Stock Appreciation Right was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to
Section 10(b) above. The Board or Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options or Stock Appreciation Rights not later than the time at which the Company gives notice thereof to its stockholders.
                  d. Adjustments. Adjustments under this Section 18 related to Stock or securities of the Company shall be made by the Board or Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.
                  e. No Limitations on Company. The grant of an Option or Stock Appreciation Rights pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.
         19.      DISCLAIMER OF RIGHTS
         No provision in the Plan or in any Option or Stock Appreciation Rights granted or Option Agreement or Stock Appreciation Rights Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with the right and authority of the Company or any Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate.
         20.      NONEXCLUSIVITY OF THE PLAN
         Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes or individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

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